EV TRADITIONAL WORLDWIDE HEALTH SCIENCES FUND, INC.


                 SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 1, 1997


         Effective September 1, 1997, EV Traditional Worldwide Health Sciences Fund, Inc. (the "Fund"), subject to shareholder approval, will be reorganized from a Maryland corporation to Class A shares of a series fund (named Eaton Vance Worldwide Health Sciences Fund) of Eaton Vance Growth Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. It is anticipated that this restructuring will reduce Fund operating expenses, thereby enhancing long-term returns and improving operational flexibility. The conversion to the multiple-class structure will not be a taxable transaction, change the value or cost basis of existing shareholders' investments, or change fund net asset values per share. Likewise, the conversion will not materially change shareholder voting rights. It is possible that some shareholders could, in the future, receive different distributions of realized capital gains than would be the case if the restructuring did not occur. This result could occur because allocation of the Worldwide Health Sciences Portfolio's current unrealized capital gains will be different under multiple-class accounting rules than has been the case under the partnership accounting rules of the current structure. The actual realization of capital gains in the future remains uncertain and depends not only on the investment adviser's decisions but also on the fluctuating market valuation of specific securities. Because capital gains distributions reduce the net asset value of a fund's shares, the effect of such a distribution change is to alter current tax obligations and tax obligations upon redemption (by the same amount).



July 31, 1997                                                          T-HS9/1PS